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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 29, 2001


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF OCTOBER 1, 2001, PROVIDING FOR THE ISSUANCE OF
             ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2001-4)


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION
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             (Exact name of registrant as specified in its charter)
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           DELAWARE                 333-96403           33-0727357
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(State or Other Jurisdiction       (Commission       (I.R.S. Employer
of Incorporation)                  File Number)      Identification Number)

          3 Ada
          IRVINE, CALIFORNIA                              92618
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(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code:  (949) 790-8100
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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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                   (a)      Not applicable

                   (b)      Not applicable

                   (c)      Exhibits:

                     Item 601 (a) of
                     Regulation S-K
Exhibit No.          Exhibit No.                     Description
-----------          -----------                     -----------
1                         5.1                        Opinion and Consent of
                                                     Thacher Proffitt & Wood.



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                                   SIGNATURES

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 29, 2001

                                            OPTION ONE MORTGAGE
                                            ACCEPTANCE CORPORATION

                                            By   /s/ David S. Wells
                                              ---------------------------------
                                            Name:    David S. Wells
                                            Title:   Assistant Secretary



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                                  EXHIBIT INDEX


                       Item 601 (a) of
                       Regulation S-K
Exhibit No.            Exhibit No.              Description
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1                         5.1                   Opinion and Consent of Counsel